UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2005

BIOANALYTICAL SYSTEMS, INC. (Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	0-23357 (Commission File Number)	35-1345024 (I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA (Address of principal executive offices)	47906-1382 (Zip Code)

Registrant's telephone number, including area code:  (765) 463-4527

The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 2.02.    Results of Operations and Financial Condition.

On February 11, 2005, Bioanalytical Systems, Inc. (the "Company") issued a press release announcing results for its first quarter of fiscal year 2005. The full text of the press release is furnished as exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

        (a)         Not applicable.

        (b)         Not applicable.

        (c)         Exhibits

        99.1       Bioanalytical Systems, Inc. press release, issued February 11, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2005	Bioanalytical Systems, Inc. By: /s/ Michael R. Cox Michael R. Cox Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Bioanalytical Systems, Inc. press release, issued February 11, 2005.